                                                                   EXHIBIT 10.10


                        ASSIGNMENT OF PURCHASE AGREEMENT


        This Assignment of Purchase Agreement (this "Assignment") is executed to be effective as of the 25th day of June, 2004, by BEHRINGER HARVARD MID-TERM VALUE ENHANCEMENT FUND I LP, a Texas limited partnership ("Assignor"), and BEHRINGER HARVARD NORTHPOINT I LP, a Texas limited partnership ("Assignee").

                              W I T N E S S E T H:

        A. Assignor, as "Purchaser", has entered into that certain Purchase Agreement dated as of June 18, 2004 (as amended, the "Contract") with Northpoint Office Partners L.P., a Texas limited partnership, as "Seller", covering certain property commonly known as Northpoint I Office Building in the City of Dallas, Dallas County, Texas, and being more particularly described in the Contract.

        B. Assignor desires to assign to Assignee all of its right, title and interest as Purchaser in and to the Contract, and Assignee desires to acquire from Assignor all of Assignor's right, title and interest as Purchaser in and to the Contract and to assume all of the duties and obligations of Purchaser under the Contract.

        NOW, THEREFORE, for and in consideration of the sum of Ten Dollars ($10.00) and other good and valuable consideration in hand paid by Assignee to Assignor, the receipt and sufficiency of which are hereby acknowledged and confessed, Assignor does hereby ASSIGN AND TRANSFER unto Assignee all of the right, title and interest of Assignor as Purchaser in and to the Contract. Assignee, by its acceptance and execution hereof, hereby assumes and agrees to perform all obligations of Purchaser pursuant to the Contract.

        EXECUTED to be effective as of the date first written above.

                                 ASSIGNOR:

                                 BEHRINGER HARVARD MID-TERM VALUE
                                 ENHANCEMENT FUND I LP

                                 By:  Behringer Harvard Funds I LP
                                      General Partner

                                      By:____________________________________
                                         Name:
                                         Title:

                                 ASSIGNEE:

                                 BEHRINGER HARVARD NORTHPOINT I LP

                                 By:  Behringer Harvard Northpoint I GP, LLC
                                      General Partner


                                      By:__________________________________
                                         Name:
                                         Title:



                                        2